UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street,

Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders on May 31, 2017. At this meeting, shareholders were requested to (1) elect a board of directors, (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, (3) approve, on a non-binding advisory basis, the Company’s executive compensation, (4) approve amendments to the Company’s 2010 Stock Incentive Plan and (5) approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation, all of which were described in more detail in the Company’s 2017 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 15, 2016 (as amended). The results of voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1:	Election of Directors.

All of the nine nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Withheld	Broker Non-Votes
Jimmy S.H. Lee	54,014,496	199,056	5,156,390
David M. Gandossi	54,076,962	136,590	5,156,390
Eric Lauritzen	51,936,444	2,277,108	5,156,390
William D. McCartney	51,658,439	2,555,113	5,156,390
Bernard Picchi	51,997,985	2,215,567	5,156,390
James Shepherd	52,011,760	2,201,792	5,156,390
R. Keith Purchase	54,142,591	70,961	5,156,390
Nancy Orr	54,120,403	93,149	5,156,390
Matha A.M. Morfitt	54,130,780	82,772	5,156,390

Proposal 2:	Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
56,350,675	2,985,736	33,531	0

Proposal 3:	Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company’s executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
51,884,321	2,301,471	27,760	5,156,390

Proposal 4:	Amendment to the Company’s 2010 Stock Incentive Plan.

The amendment to the Company’s 2010 Stock Incentive Plan to increase the number of common shares available for issuance under such plan by 2,250,000 and extend its expiry date from June 1, 2010 to May 31, 2027 was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
51,470,514	2,713,547	29,491	5,156,390

Proposal 5:	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

The non-binding resolution to conduct future advisory votes on executive compensation every year was approved, and the voting results are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
50,047,525	21,308	27,760	5,156,390	5,156,390

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Executive Officer and President

Date: May 31, 2017